--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1999

Dear Shareholder:

      Since the Trust's last report, interest rates rose sharply as U.S economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

      In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

      This report  contains  comments from your Trust's  managers  regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                   -------------------------
    Laurence D. Fink                                        Ralph L. Schlosstein
    Chairman                                                President

                                                                   July 31, 1999

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

The table below summarizes the changes in the Trust's stock price and net asset value over the past six months:


                                             -------------------------------------------------------------------
                                                6/30/99      12/31/98       CHANGE         HIGH          LOW
----------------------------------------------------------------------------------------------------------------
STOCK PRICE                                     10.88        $11.50         (5.39%)        $11.63        $10.63
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                           10.85        $11.22         (3.30%)        $11.32        $10.83
----------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

      U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

      Municipal bonds outperformed the taxable domestic bond market during the past six months, returning -0.90% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX'S -1.37% on a pre-tax basis. Municipal bonds continue to appear attractive relative to Treasuries on a long-term historical basis, and we believe that reduced Treasury supply and increased crossover activity should keep ratios at higher than normal levels. Supply and demand technicals continue to improve in the municipal market as supply has declined 23% in the first half of 1999 from last year. Much of the drop in issuance can be attributed to the plunge in refunding supply, which is down nearly 50% versus last year. Retail investors have been adding municipals to their portfolios at an aggressive pace, which should result in the second consecutive year of net positive cash flows into mutual funds after having negative flows during the previous four years. Due to the factors mentioned above, we believe municipals remain a compelling investment opportunity going forward.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. Trading activity in the Trust remained low during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution. Since one of the Trust's primary investment objectives is to pay out TAX-EXEMPT income, we believe that restructuring the portfolio in a higher interest rate environment remains the most prudent strategy.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 31% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

      The following chart compares the Trust's current and December 31, 1998 asset composition:

--------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
SECTOR                                     JUNE 30, 1999   DECEMBER 31, 1998
--------------------------------------------------------------------------------
City, County and State                           25%               26%
--------------------------------------------------------------------------------
Hospital                                         16%               17%
--------------------------------------------------------------------------------
Water & Sewer                                    16%               15%
--------------------------------------------------------------------------------
Education                                        12%                7%
--------------------------------------------------------------------------------
Utility/Power                                    11%               11%
--------------------------------------------------------------------------------
Tax Revenue                                       6%                8%
--------------------------------------------------------------------------------
Lease Revenue                                     6%                6%
--------------------------------------------------------------------------------
Transportation                                    4%                3%
--------------------------------------------------------------------------------
Housing                                           3%                3%
--------------------------------------------------------------------------------
Miscellaneous Revenue                             1%                4%
--------------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,
/s/ Robert S. Kapito                     /s/ Kevin Klingert
--------------------                     ------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BMT
--------------------------------------------------------------------------------
Initial Offering Date:                                     February 20, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/99:                              $10.88
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/99:                                  $10.85
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/99 ($10.88)1:             5.74%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                   $.05208
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:                $.62496
--------------------------------------------------------------------------------

---------------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Dividend is not constant and is subject to change.

THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                 OPTION CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                                      PROVISIONS+           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--142.8%
                     ALABAMA--1.1%
   AAA   $ 3,000++   MOBILE CNTY., G.O., 6.70%, 2/01/00, MBIA ................................         N/A              $ 3,112,380
                                                                                                                        -----------
                     ARIZONA--1.6%
   AAA     4,180     University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA ........      7/02 at 102           4,461,481
                                                                                                                        -----------
                     CALIFORNIA--10.4%
                     California St., G.O., FGIC,
   AAA     4,355++       6.80%, 11/01/04 .....................................................         N/A                4,936,915
   AAA       145         6.80%, 11/01/10 .....................................................     11/04 at 102             161,765
   AAA     3,400++   California St. Pub. Wks., 6.60%, 12/01/02, AMBAC ........................         N/A                3,729,902
   AAA     6,100     Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC .........................         ETM                6,461,486
   AAA     3,500     Eastern Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC ...........................      7/01 at 101           3,662,925
   AAA     3,065     Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC .................     No Opt. Call           3,363,317
   AAA     3,000++   San Francisco Bay Area Rapid Trans., 6.75%, 7/01/00, AMBAC ..............         N/A                3,157,680
   AAA     3,500     Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC ..............     11/02 at 102           3,737,335
                                                                                                                        -----------
                                                                                                                         29,211,325
                                                                                                                        -----------
                     DISTRICT OF COLUMBIA--1.3%
   AAA     3,500++   District of Columbia, G.O., Ser. A, 6.875%, 6/01/00, MBIA ...............         N/A                3,668,525
                                                                                                                        -----------
                     FLORIDA--9.2%
   AAA     10,750++  Broward Cnty. Sch. Bd., 6.50%, 7/01/02, AMBAC ...........................         N/A               11,604,840
   AAA     12,195    Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC ....................     10/02 at 102          13,109,015
   AAA     1,000     Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE ....................     10/02 at 102           1,073,980
                                                                                                                        -----------
                                                                                                                         25,787,835
                                                                                                                        -----------
                     GEORGIA--1.9%
   AAA     5,000     Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC .....................      7/02 at 102           5,303,400
                                                                                                                        -----------
                     ILLINOIS--13.2%
   AAA     2,120     Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA ....................     No Opt. Call           1,042,892
                     Cook Cnty. G.O., MBIA, Ser. A,
   AAA     7,000++       6.50%, 11/15/02 .....................................................         N/A                7,593,110
   AAA     4,500++       7.00%, 11/01/00 .....................................................         N/A                4,768,920
   AAA     5,000++   Cook Cnty., Community Schs., 6.50%, 1/01/02, FGIC .......................         N/A                5,254,300
   AAA     5,000++   Illinois Edl. Fac. Auth. Rev., 5.70%, 7/01/03, FGIC .....................         N/A                5,228,100
                     Illinois Hlth. Fac. Auth. Rev., FGIC,
   AAA     3,000         Ser. A, 6.75%, 1/01/10 ..............................................      1/00 at 102           3,087,240
   AAA     1,750++       Ser. C, 6.75%, 1/01/00 ..............................................         N/A                1,810,270
   AAA     7,980     Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC ..............      9/01 at 100           8,228,178
                                                                                                                         ----------
                                                                                                                         37,013,010
                                                                                                                        -----------
                     INDIANA--3.1%
   AAA     1,340     COLUMBUS SCH. BD., SER. A, 6.625%, 7/01/11, AMBAC .......................      7/02 at 102           1,433,237
                                                                                                                        -----------
   AAA     3,750     Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA ..........      1/02 at 102           3,960,375
   AAA     3,000++   Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp., 6.65%, 5/01/02, MBIA ..         N/A                3,210,030
                                                                                                                        -----------
                                                                                                                          8,603,642
                                                                                                                        -----------
                     LOUISIANA--6.6%
   AAA    14,385++   Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ......................         N/A               15,463,012
   AAA     2,905++   New Orleans Pub. Impt., G.O., 6.60%, 9/01/02, FGIC ......................         N/A                3,098,066
                                                                                                                        -----------
                                                                                                                         18,561,078
                                                                                                                        -----------

                            See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                   OPTION CALL            VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts--16.3%
   AAA   $ 2,100++   Boston, G.O., Ser. A, 6.50%, 7/01/02, AMBAC .............................         N/A              $ 2,246,181
                     Massachusetts St., G.O.,
   AAA     2,350++       Ser. D, 6.00%, 7/01/01, MBIA ........................................         N/A                2,433,609
   AAA     7,865++       Ser. C, 6.70%, 11/01/04, FGIC .......................................         N/A                8,736,914
   AAA       780++       Ser. C, 6.75%, 8/01/01, AMBAC .......................................         N/A                  834,928
   AAA       440         Ser. C, 6.75%, 8/01/09, AMBAC .......................................      8/01 at 102             468,081
                     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev.,
   AAA     2,000++       Ser. C, 6.50%, 7/01/02, FGIC ........................................         N/A                2,159,040
   AAA     5,000         Ser. D, 6.50%, 7/01/10, MBIA ........................................      7/02 at 102           5,340,800
   AAA     3,250++       Ser. C, 7.25%, 7/01/00, MBIA ........................................         N/A                3,428,295
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA     5,000         Ser. H, 6.75%, 11/15/12 .............................................     11/03 at 102           5,325,350
   AAA     5,500         Residential Dev., Ser. A, 6.875%, 11/15/11 ..........................      5/02 at 102           5,901,060
   AAA       600         Residential Dev., Ser. C, 6.875%, 11/15/11 ..........................      5/02 at 102             643,752
   AAA     7,630     Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ..............     11/02 at 102           8,141,668
                                                                                                                        -----------
                                                                                                                         45,659,678
                                                                                                                        -----------
                     MICHIGAN--4.0%
   AAA     2,375++   Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01, FGIC ..........         N/A                2,498,714
                     Michigan Mun. Bd. Auth. Rev.,
   AAA       900         Ser. A, 6.50%, 11/01/12, MBIA .......................................     11/02 at 102             969,228
   AAA     2,040         6.45%, 11/01/07, AMBAC ..............................................     11/04 at 102           2,257,872
   AAA     2,050         6.65%, 11/01/09, AMBAC ..............................................     11/04 at 102           2,282,982
   AAA     3,000     Western Township Util. Auth. Swr. Dist. Sys. Rev., 6.50%, 1/01/10, FSA ..      1/02 at 100           3,114,600
                                                                                                                        -----------
                                                                                                                         11,123,396
                                                                                                                        -----------
                     MISSISSIPPI--0.7%
   AAA     1,800     Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC ...................      2/01 at 102           1,888,596
                                                                                                                        -----------
                     NEVADA--7.1%
   AAA     4,000++   Clark Cnty., G.O., Ser. A 6.50%, 6/01/02, AMBAC .........................         N/A                4,311,680
   AAA     5,215++   Clark Cnty. Arpt., Ser. A 6.25%, 6/01/01, FGIC ..........................         N/A                5,420,888
                     Clark Cnty. Sch. Dist.,
   AAA     4,185++       6.75%, 12/15/04, FGIC ...............................................         N/A                4,667,740
   AAA     5,175++       Ser. A, 7.00%, 6/01/01, MBIA ........................................         N/A                5,497,609
                                                                                                                        -----------
                                                                                                                         19,897,917
                                                                                                                        -----------
                     NEW JERSEY--0.7%
   AAA     2,000     Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA ...............      6/02 at 101.5         2,122,720
                                                                                                                        -----------
                     NEW YORK--11.1%
   AAA     4,500++   New York City, G.O., Ser. B, 6.95%, 8/15/04, MBIA .......................         N/A                5,044,680
                     New York St. Env. Fac. Corp. P.C.R.,
   AAA     6,155         6.70%, 5/15/09 ......................................................     11/04 at 102           6,832,358
   AAA     4,965         6.80%, 5/15/10 ......................................................     11/04 at 102           5,527,187
                     New York St. Medicare Fac., AMBAC,
   AAA     9,715++       6.60%, 2/15/05 ......................................................         N/A               10,841,454
   AAA     2,695++       6.625%, 2/15/05 .....................................................         N/A                3,010,800
                                                                                                                        -----------
                                                                                                                         31,256,479
                                                                                                                        -----------
                     OHIO--6.1%
   AAA     12,000++  Cleveland Wtrwks. Rev., First Mtg., Ser. F, AMBAC 6.50%, 1/01/02 ........         N/A               12,840,840
   AAA      3,900++  Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr., 6.50%, 8/15/02, MBIA         N/A                4,186,884
                                                                                                                        -----------
                                                                                                                         17,027,724
                                                                                                                        -----------
                       See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                   OPTION CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+           (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     OKLAHOMA--2.1%
   AAA   $ 5,725     Oklahoma City Wtr. Util. Tr., Wtr. & Sewer. Rev., Ser. B,
                         6.375%, 7/01/12, MBIA ...............................................      7/02 at 100         $ 6,031,574
                                                                                                                        -----------
                     PENNSYLVANIA--6.1%
   AAA     5,000     Dauphin Cnty. Gen. Auth. Hosp. Rev., 6.25%, 7/01/08, MBIA ...............      7/02 at 102           5,274,750
   AAA     2,100     Philadelphia Wtr. & Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC ..........     No Opt. Call           2,206,470
   AAA     6,005++   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02, AMBAC .........................         N/A                6,413,160
   AAA     3,000++   Pittsburgh Wtr. & Swr., 6.75%, 9/01/01, FGIC ............................         N/A                3,216,990
                                                                                                                        -----------
                                                                                                                         17,111,370
                                                                                                                        -----------
                     RHODE ISLAND--4.6%
   AAA               RHODE ISLAND CLEAN WTR. PROTN. FIN. AGCY., P.C.R.,
                         REVOLVING FD. POOLED LN., ISSUE A, MBIA
   AAA     2,155++       6.70%, 10/01/10 .....................................................         N/A                2,345,696
   AAA       235         6.70%, 10/01/10 .....................................................     10/02 at 102             252,832
   AAA    10,000++   Rhode Island St. Pub. Bldgs. Auth., St. Pub. Proj. Rev.,
                         Ser. A, 6.75%, 2/01/00, AMBAC .......................................         N/A               10,374,500
                                                                                                                        -----------
                                                                                                                         12,973,028
                                                                                                                        -----------
                     SOUTH CAROLINA--8.6%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA    14,925         6.30%, 1/01/11, MBIA ................................................      1/03 at 102          15,898,558
   AAA     7,900         6.50%, 1/01/11, FGIC ................................................      1/01 at 102           8,251,550
                                                                                                                        -----------
                                                                                                                         24,150,108
                                                                                                                        -----------
                     TEXAS--15.8%
                     Austin Util. Sys. Rev. Comb., Ser A., FGIC,
   AAA     7,475++       6.00%, 5/15/00 ......................................................         N/A                7,631,302
   AAA     1,055         6.00%, 5/15/10 ......................................................      5/00 at 100           1,066,331
   AAA     1,580     Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ...........................      8/01 at 100           1,605,754
   AAA     2,500     Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC .......      5/04 at 102           2,827,825
   AAA     8,000     El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC ...........     No Opt. Call           8,373,440
                     Harris Cnty., Toll Road, FGIC,
   AAA     2,585       Ser. B, Zero Coupon, 8/15/08 ..........................................     No Opt. Call           1,629,300
   AAA     6,310++     Sr. Lien, Ser. A, 6.50%, 8/15/02 ......................................         N/A                6,825,842
   AAA     4,775       Sr. Lien, Ser. A, 6.50%, 8/15/11 ......................................      8/02 at 102           5,116,174
   AAA    10,440     HOUSTON WTR. & SWR. SYS., SER. C, ZERO COUPON, 12/01/10, AMBAC ..........     No Opt. Call           5,833,350
   AAA     1,840++   North Texas Mun. Wtr. Dist., 6.50%, 6/01/03, MBIA .......................         N/A                1,977,080
   AAA     1,500     Texas Mun. Pwr. Agcy., Ser. A, 6.75%, 9/01/12, AMBAC ....................      9/01 at 102           1,593,105
                                                                                                                        -----------
                                                                                                                         44,479,503
                                                                                                                        -----------
                     UTAH--1.2%
   AAA     1,450     Salt Lake City Mun. Bldg. Lease Rev., 6.15%, 10/01/10, MBIA .............     10/04 at 101           1,537,304
   AAA     3,175     Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC ...........     No Opt. Call           1,804,956
                                                                                                                        -----------
                                                                                                                          3,342,260
                                                                                                                        -----------
                     VIRGINIA--3.6%
                     Peninsula Port Auth., Riverside Hlth. Sys., MBIA,
   AAA     6,000++       Proj. A, 6.625%, 7/01/02 ............................................         N/A                6,497,940
   AAA     3,380         Proj. B, 6.625%, 7/01/10 ............................................      7/02 at 102           3,630,864
                                                                                                                        -----------
                                                                                                                         10,128,804
                                                                                                                        -----------
                     WASHINGTON--5.7%
   AAA     4,650++   Port of Seattle Rev., Ser. C, 6.60%, 8/01/02, MBIA ......................         N/A                5,040,088
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA     2,905       Zero Coupon, 7/01/10, MBIA ............................................     No Opt. Call           7,349,656
   AAA     3,500++     Nuclear Proj. No. 2, Ser. A, 7.00%, 7/01/00, FGIC .....................         N/A                3,683,575
                                                                                                                        -----------
                                                                                                                         16,073,319
                                                                                                                        -----------
                     WISCONSIN--0.7%
   AAA     2,000++   Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Wausau Hosp. Inc., Ser. A,
                       6.625%, 2/15/01, AMBAC ................................................         N/A                2,116,160
                                                                                                                        -----------
                     Total Long-Term Investments (cost $370,350,415) .........................                          401,105,312
                                                                                                                        -----------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                                   OPTION CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENT--0.2%**
    A1+   $400       Long Island Power Auth., New York Elec. Sys. Rev.,
                         Ser. 5, 3.40%, 7/01/99, FRDD** (cost $400,000) ......................          N/A              $  400,000
                                                                                                                        -----------
                     TOTAL INVESTMENTS--143.0% (cost $370,750,415) ...........................                          401,505,312
                     Other assets in excess of liabilities--3.3% .............................                            9,333,333
                     Liquidation value of preferred stock--(46.3)% ...........................                         (130,000,000)
                                                                                                                        -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ......................                         $280,838,645
                                                                                                                        ===========

 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost evaluation, the maturity date of this investment is considered to be the earlier of the next date in which the security can be redeemed at par, or the next day in which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded.
See Glossary for definition.

------------------------------------------------------------------------------------------------------------------------------------
                                     THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

            AMBAC  --   American Municipal Bond Assurance Corporation                FNMA   -- Federal National Mortgage Association
      CONNIIE LEE  --   College Construction Loan Insurance Association              FRDD   -- Floating Rate Daily Demand**
           C.O.P.  --   Certificate of Participation                                 FSA    -- Financial Security Assurance, Inc.
              ETM  --   Escrowed to Maturity                                         G.O.   -- General Obligation Bond
             FGIC  --   Financial Guaranty Insurance Company                         MBIA   -- Municipal Bond Insurance Association
                                                                                     P.C.R. -- Pollution Control Revenue
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $370,750,415)
  (Note 1) ...................................................     $401,505,312
Cash .........................................................           34,639
Receivable for investments sold ..............................        2,040,000
Interest receivable ..........................................        7,608,853
Other assets .................................................           45,910
                                                                   ------------
                                                                    411,234,714
                                                                   ------------
LIABILITIES
Investment Advisory fee payable (Note 2) .....................          119,023
Dividends payable--preferred stock ...........................          104,847
Administration fee payable (Note 2) ..........................           34,007
Other accrued expenses .......................................          138,192
                                                                   ------------
                                                                        396,069
                                                                   ------------
NET INVESTMENT ASSETS ........................................     $410,838,645
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .......................................     $    258,856
    Paid-in capital in excess of par .........................      239,833,688
  Preferred stock (Note 4) ...................................      130,000,000
                                                                   ------------
                                                                    370,092,544
  Undistributed net investment income ........................       10,315,788
  Accumulated net realized loss ..............................         (324,584)
Net unrealized appreciation ..................................       30,754,897
                                                                   ------------
  Net investment assets, June 30, 1999 .......................     $410,838,645
                                                                   ============
  Net assets applicable to common
    shareholders .............................................     $280,838,645
                                                                   ============
Net asset value per common share:
  ($280,838,645 / 25,885,639 shares of
  common stock issued and outstanding) .......................           $10.85
                                                                         ======

-------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...............................      $12,326,724
                                                                    -----------
Operating expenses
  Investment advisory ........................................          728,122
  Administration .............................................          208,035
  Auction agent ..............................................          161,000
  Custodian ..................................................           58,000
  Reports to shareholders ....................................           40,000
  Directors ..................................................           37,500
  Audit ......................................................           22,000
  Transfer agent .............................................           16,000
  Legal ......................................................            5,500
Miscellaneous ................................................           89,020
                                                                    -----------
  Total expenses .............................................        1,365,177
                                                                    -----------
Net investment income ........................................       10,961,547
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments .............................           27,310
Net change in unrealized appreciation on
  investments ................................................      (10,508,711)
                                                                   ------------
Net loss on investments ......................................      (10,481,401)
                                                                   ------------
NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS ...........................     $    480,146
                                                                   ============

                       See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SIX MONTHS ENDED    YEAR ENDED
                                                                                                        JUNE 30,       DECEMBER 31,
                                                                                                          1999              1998
                                                                                                       -----------      -----------
INCREASE IN NET INVESTMENT ASSETS
Operations:
  Net investment income .......................................................................        $10,961,547     $ 21,924,387
  Net realized gain on investments ............................................................             27,310           16,839
  Net change in unrealized appreciation on investments ........................................        (10,508,711)        (813,183)
                                                                                                       -----------       ----------
  Net increase in net investment assets resulting from operations .............................            480,146       21,128,043
                                                                                                       -----------       ----------
Dividends:
  To common shareholders from net investment income ...........................................         (8,088,581)     (16,177,201)
  To preferred shareholders from net investment income ........................................         (2,022,176)      (4,443,277)
                                                                                                       -----------       ----------
                                                                                                       (10,110,757)     (20,620,478)
                                                                                                       -----------       ----------
    Total increase (decrease) .................................................................         (9,630,611)         507,565
                                                                                                       -----------       ----------
NET INVESTMENT ASSETS
Beginning of period ...........................................................................        420,469,256      419,961,691
                                                                                                       -----------       ----------
End of period .................................................................................       $410,838,645     $420,469,256
                                                                                                       ===========      ===========

                                       10

------------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS
                                                      ENDED
                                                     JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                    ----------  ---------------------------------------------------------
                                                       1999      1998          1997        1996        1995          1994
                                                      -----     -----         -----       -----       -----         -----
PER COMMON SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period ...........     $11.22     $11.20       $10.87      $11.02      $ 9.73        $11.18
                                                     ------     ------       ------      ------      ------        ------
  Net investment income ........................       0.42      0.85          0.84        0.83        0.84          0.82
  Net realized and unrealized gain (loss)
   on investments ..............................      (0.40)    (0.03)         0.29       (0.18)       1.27         (1.48)
                                                     ------     ------       ------      ------      ------        ------
Net increase (decrease) from investment
   operations ..................................       0.02      0.82          1.13        0.65        2.11         (0.66)
                                                     ------     ------       ------      ------      ------        ------
Dividends from net investment income to:
  Preferred Shareholders .......................      (0.08)    (0.18)        (0.18)      (0.18)      (0.20)        (0.14)
  Common shareholders ..........................      (0.31)    (0.62)        (0.62)      (0.62)      (0.62)        (0.62)
Distributions from net realized gain on
    investments to:
  Preferred shareholders .......................         --        --            --          --          --         (0.01)
  Common shareholders ..........................         --        --            --          --          --         (0.02)
                                                     ------     ------       ------      ------      ------        ------
Total dividends and distributions ..............      (0.39)    (0.80)        (0.80)      (0.80)      (0.82)        (0.79)
                                                     ------      -----       ------      ------      ------        ------
Net asset value, end of period* ................     $10.85     $11.22       $11.20      $10.87      $11.02        $ 9.73
                                                     ======     ======       ======      ======      ======        ======
Market value, end of period* ...................     $10.88     $11.50       $11.00      $10.13      $10.00        $ 8.50
                                                     ======     ======       ======      ======      ======        ======
TOTAL INVESTMENT RETURN+ .......................      (2.75%)   10.53%        15.22%       7.59%      25.31%       (13.38%)
                                                     ======     ======       ======      ======      ======        ======
RATIOS TO AVERAGE NET ASSETS OF
   COMMON SHAREHOLDERS:++
Expenses .......................................       0.95%+++  0.93%         0.94%       0.97%      0.96%          1.04%
Net investment income before preferred stock
   dividends ...................................       7.66%+++  7.56%         7.66%       7.66%      7.97%          7.99%
Preferred stock dividends ......................       1.41%+++  1.53%         1.62%       1.61%      1.87%          1.44%
Net investment income available to common
   shareholders ................................       6.25%+++  6.03%         6.04%       6.05%      6.10%          6.55%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ...............................   $288,369  $290,004      $283,531    $281,521   $272,868       $265,851
Portfolio turnover .............................          0%        0%            1%          1%          1%           31%
Net assets of common shareholders,
  end of period (in thousands) .................   $280,839  $290,469      $289,962    $281,470    $285,226      $251,856
Preferred stock outstanding (in thousands) .....   $130,000  $130,000      $130,000    $130,000    $130,000      $130,000
Asset coverage per share of
  preferred stock, end of period# ..............   $ 79,007  $ 80,859      $ 80,762    $ 79,129    $ 79,851      $146,868

----------------

   * Net asset value and market value are published in BARRON'S each Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.
   # A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment return for period of less than one year has not been annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), was organized in Maryland on December 23, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust:

SECURITIES  VALUATION:   Municipal  securities  (including  commitments  to
purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), which is a wholly-owned subsidiary of PaineWebber Incorporated.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets. Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO

Purchases and sales of SECURITIES investment securities, other than short-term invest- ments, for the six months ended June 30, 1999 aggregated $1,177,960 and $1,174,440, respectively.

     The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $30,754,897.

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of $351,951 of which $306,027 will expire in 2003 and $45,924 will expire in 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 25,885,639 common shares outstanding at June 30, 1999, the Adviser owned 10,583 shares. As of June 30, 1999, there were 5,200 preferred shares outstanding as follows: 2,600 shares of Series M7 and M28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992, the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.48% to 5.03% for the six months ended June 30, 1999.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 1999, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05208 per common share payable July 30, 1999 to shareholders of record on July 15, 1999.

For the period July 1, 1999 through July 31, 1999, dividends declared on preferred shares totalled $312,962 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant  to  the  Trust's  Dividend   Reinvestment   Plan  (the  "Plan"),
shareholders will have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

-------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

      The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
      (1)To elect three Directors as follows:

         DIRECTOR                                                                          CLASS           TERM          EXPIRING
         --------                                                                          -----          -------        --------
         Richard E. Cavanagh .......................................................         I            3 years            2002
         James Grosfeld ............................................................         I            3 years            2002
         James Clayburn La Force, Jr. ..............................................         I            3 years            2002

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer,  Kent Dixon, Frank J. Fabozzi,  Laurence D. Fink, Walter F.
         Mondale and Ralph L. Schlosstein.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                                        VOTES FOR*    VOTES AGAINST*   ABSTENTIONS*
                                                                                        ----------    -------------    -----------
         Richard E. Cavanagh .......................................................          4,663          --                  3
         James Grosfeld ............................................................     22,846,895          --            320,894
         James Clayburn La Force, Jr. ..............................................     22,841,886          --            325,903
         Ratification of Deloitte & Touche LLP .....................................     22,748,066        95,686          324,037

--------------------
*The votes represent common and preferred shareholders voting as a single class except for the election of RIchard E. Cavanagh who was elected by preferred shareholders.

--------------------------------------------------------------------------------
                THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed-income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. Blackrock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END  FUND:        Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price, the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may  elect  to  have  all  dividends  and
                         distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK TIMES and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:      These  securities  are   collateralized   by  the  U.S.
                         Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

------------------------------------------------------------------------------------------------------------------------------------
                                          BLACKROCK FINANCIAL MANAGEMENT, INC.
                                              SUMMARY OF CLOSED-END FUNDS
------------------------------------------------------------------------------------------------------------------------------------
TAXABLE TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             STOCK       MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Income Trust Inc.                                                               BKT           N/A
The BlackRock North American Government Income Trust Inc.                                     BNA           N/A
The BlackRock High Yield Trust                                                                BHY           N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                                            BNN          12/99
The BlackRock Target Term Trust Inc.                                                          BTT          12/00
The BlackRock 2001 Term Trust Inc.                                                            BTM          06/01
The BlackRock Strategic Term Trust Inc.                                                       BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                                              BQT          12/04
The BlackRock Advantage Term Trust Inc.                                                       BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                     BCT          12/09


TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             STOCK       MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Investment Quality Municipal Trust Inc.                                         BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.                              RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                                      RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                              RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                                RNY           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                                BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                          BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                               BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                       BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                                 BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                                               BMT          12/10


         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171 (800)  699-1BFM

AUCTION AGENT
Deutsche Bank
Four Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                                New York, NY10019
                                 (800) 227-7BFM




[Logo omitted]                                                       092474 20 4
                                                                     092474 10 5
Printed on recycled paper                                            092474 30 3






THE  BLACKROCK
INSURED MUNICIPAL
TERM TRUST INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999